LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 5, 2020

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED MAY 1, 2020, OF

CLEARBRIDGE VARIABLE AGGRESSIVE GROWTH PORTFOLIO (THE “FUND”)

1)	The following is added to the end of the section titled “Management – Portfolio managers” in the Fund’s Summary Prospectus and Statutory Prospectus:

Effective March 31, 2021, Aram E. Green, Managing Director and Portfolio Manager at ClearBridge, will join the fund’s portfolio management team. Additionally, it is anticipated that Richard A. Freeman will step down as a member of the fund’s portfolio management team effective December 31, 2021. Thereafter, Mr. Freeman will continue as a senior advisor and member of ClearBridge’s Management Committee.

2)	The following is added to the section of the Fund’s Statutory Prospectus titled “More on fund management – Portfolio managers”:

Effective March 31, 2021 Aram E. Green, Managing Director and Portfolio Manager at ClearBridge, will join the fund’s portfolio management team. Mr. Green is a Managing Director and a Portfolio Manager at ClearBridge and has 19 years of industry experience. He was formerly an equity analyst at Hygrove Partners LLC. Mr. Green joined the subadviser in 2006. Additionally, it is anticipated that Richard A. Freeman will step down as a member of the fund’s portfolio management team effective December 31, 2021. Thereafter, Mr. Freeman will continue as a senior advisor and member of ClearBridge’s Management Committee.

3)

Effective March 31, 2021, the table in the section of the Fund’s SAI titled “Portfolio Managers – Other Accounts Managed by the Portfolio Managers” is amended to include the following as the third entry under “Aggressive Growth Portfolio”:

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance Based (billions) ($)
Aram E. Green***	Registered Investment Companies	6	9.76	1	2.94
	Other Pooled Investment Vehicles	3	0.09	0	0
	Other Accounts	1,297	0.62	0	0

***	Information as of September 30, 2020.

4)

Effective March 31, 2021, the table in the section of the Fund’s SAI titled “Portfolio Managers – Portfolio Managers Securities Ownership” is amended to include the following as the third entry under “Aggressive Growth Portfolio”:

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Aram E. Green***	None

***	Information as of September 30, 2020.

5)

The following footnote is added to all references to Richard A. Freeman with respect to the Fund in the sections of the Fund’s SAI titled “Portfolio Managers – Other Accounts Managed by the Portfolio Managers” and “Portfolio Managers – Portfolio Managers Securities Ownership”

* It is anticipated that Mr. Freeman will step down as a member of the fund’s portfolio management team effective December 31, 2021. Thereafter, Mr. Freeman will continue as a senior advisor and member of ClearBridge’s Management Committee.

Please retain this supplement for future reference.

CBAX627413

2